Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
NOVEMBER, 1996



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.6334%



        Excess Protection Level
          3 Month Average  4.80%
          November, 1996  5.42%
          October, 1996  5.19%
          September, 1996  3.79%


        Cash Yield                                  17.08%


        Investor Charge Offs                        3.86%


        Base Rate                                   7.79%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.65%


        Total Payment Rate                          11.72%


        Total Principal Balance                     $ 22,372,660,639.66


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,500,733,121.17